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                                                                   EXHIBIT 10(a)

                       AMENDMENT NO. 4 TO CREDIT AGREEMENT
                                       AND
                           WAIVER EXTENSION AGREEMENT


         THIS AMENDMENT NO. 4 TO CREDIT AGREEMENT AND WAIVER EXTENSION AGREEMENT (this "Agreement") dated as of June 18, 1999, by and among DYERSBURG CORPORATION, a Tennessee corporation ("Parent"), DYERSBURG FABRICS LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("DFLP"), UNITED KNITTING LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("UKLP"), IQUE LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("IQLP"), and ALAMAC KNIT FABRICS, INC., a Delaware corporation ("Alamac"; Parent, DFLP, UKLP, IQLP and Alamac referred to collectively herein as the "Borrowers"), the banks and other financial institutions listed on the signature pages hereof (such banks and other financial institutions referred to collectively herein as the "Lenders"), SUNTRUST BANK, ATLANTA, in its capacity as agent for the Lenders (the "Agent"), and SUNTRUST BANK, ATLANTA, in its capacity as collateral agent for the Agent and the Lenders (the "Collateral Agent").


                                   WITNESSETH:

         WHEREAS, the Borrowers, the Lenders, the Agent and the Collateral Agent are parties to a certain Credit Agreement dated as of August 27, 1997, as amended by Amendment No. 1 to Credit Agreement dated as of September 26, 1997, as amended by Amendment No. 2 to Credit Agreement dated as of July 23, 1998, and as amended by Amendment No. 3 to Credit Agreement and Waiver dated as of April 19, 1999 (as so amended, the "Credit Agreement"; defined terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement);

         WHEREAS, pursuant to the terms of the Amendment No. 3 to Credit Agreement and Waiver referred to above, Lenders constituting the Required Lenders under the Credit Agreement agreed to waive compliance with certain financial covenants for the Parent's Fiscal Quarter ending April 3, 1999, for a period through July 3, 1999; and

         WHEREAS, the Borrowers have requested that the foregoing waiver also be effective with respect to such financial covenants for the Parent's Fiscal Quarter ending July 3, 1999, and be extended through August 13, 1999, and that certain requirements in respect of the appraisal of their assets be modified;

         NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:



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         SECTION 1. AMENDMENT TO SECTION 7.14 ("APPRAISAL OF ASSETS"). Section
7.14 of the Credit Agreement is hereby amended by deleting Section 7.14 in its entirety and substituting in lieu thereof the following Section 7.14:

                  SECTION 7.14 Appraisal and Audit of Assets. Not later than May 19, 1999, the Borrowers shall have engaged an appraisal firm or firms, acceptable in each case to the Agent, to conduct an appraisal of the property, plant and equipment of the Borrowers and their respective Subsidiaries, and shall thereafter cooperate with the Agent and its designee(s) in an audit of the inventory of the Borrowers and their respective Subsidiaries.

         SECTION 2. EXTENSION OF WAIVER. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, and effective as of the Effective Date, the Required Lenders hereby agree to waive, for the period from April 3, 1999 through August 13, 1999, any Default or Event of Default existing or occurring under the Credit Agreement by reason of the Consolidated Companies' failure to maintain, as of the last day of the Fiscal Quarters of Parent ending April 3, 1999 and July 3, 1999, respectively, the minimum Fixed Charge Coverage Ratio as required by Section 7.09(a) of the Credit Agreement, the minimum Interest Coverage Ratio as required by Section 7.09(b) of the Credit Agreement, and the maximum Adjusted Funded Debt Coverage Ratio as required by Section 7.09(c) of the Credit Agreement; provided, however, that the foregoing waiver shall be limited in all respects solely to such period of time, and the requirements to maintain the minimum Fixed Charge Coverage Ratio, the minimum Interest Coverage Ratio, and maximum Adjusted Funded Debt Coverage Ratio as set forth in Section 7.09(a), (b) and (c), shall be and remain in full force and effect upon the expiration of the foregoing waiver.

         SECTION 3. CONDITIONS OF EFFECTIVENESS. This Agreement shall become effective as of the date first above written (the "Effective Date") when this Agreement shall have been executed and delivered by the Borrowers, Lenders constituting the Required Lenders as provided in the Credit Agreement, the Agent and the Collateral Agent.

         SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. Each of the Borrowers, without limiting the representations and warranties provided in the Credit Agreement, represents and warrants to the Lenders and the Agents as follows:

         4.1 The execution, delivery and performance by the Borrowers of this Agreement are within the Borrowers' organizational powers, have been duly authorized by all necessary organizational action (including any necessary shareholder or partner action) and do not and will not (a) violate any provision of any law, rule or regulation, any judgment, order or ruling of any court or governmental agency, the organizational documents of any Borrower or any indenture, agreement or other instrument to which any Borrower is a party or by which any Borrower or any of its properties is bound or (b) be in conflict with, result in a breach of, or constitute with notice or lapse of time or both a default under any such indenture, agreement or other instrument.


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         4.2 This Agreement constitutes the legal, valid and binding obligation of the Borrowers, enforceable against the Borrowers in accordance with its terms.

         4.3 No Default or Event of Default has occurred and is continuing as of the Effective Date.

         SECTION 5. SURVIVAL. Each of the foregoing representations and warranties and each of the representations and warranties made in the Credit Agreement shall be made at and as of the Effective Date. Each of the foregoing representations and warranties shall constitute a representation and warranty of the Borrowers under the Credit Agreement, and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or false in any material respect at the time when made. Each of the representations and warranties made under the Credit Agreement (including those made herein) shall survive and not be waived by the execution and delivery of this Agreement or any investigation by the Lenders or the Agent or the Collateral Agent.

         SECTION 6. NO WAIVER, ETC. The Borrowers hereby agree that, except as otherwise expressly provided in Section 2 hereof, nothing herein shall constitute a waiver by the Lenders of any Default or Event of Default, whether known or unknown, which may exist under the Credit Agreement. The Borrowers hereby further agree that no action, inaction or agreement by the Lenders, including without limitation, any indulgence, waiver, consent or agreement altering the provisions of the Credit Agreement which may have occurred with respect to the non-payment of any obligation under the terms of the Credit Agreement or any portion thereof, or any other matter relating to the Credit Agreement, shall require or imply any future indulgence, waiver, or agreement by the Lenders. In addition, the Borrowers acknowledge and agree that they have no knowledge of any defenses, counterclaims, offsets or objections against any Lender with regard to any of the obligations due under the terms of the Credit Agreement as of the date of this Agreement.

         SECTION 7. AFFIRMATION OF COVENANTS. The Borrowers hereby affirm and restate as of the date hereof all covenants set forth in the Credit Agreement, as expressly waived hereby, and such covenants are incorporated by reference herein as if set forth herein directly.

         SECTION 8. RATIFICATION OF CREDIT AGREEMENT. Except as expressly amended and waived herein, all terms, covenants and conditions of the Credit Agreement and the other Credit Documents shall remain in full force and effect, and the parties hereto do expressly ratify and confirm the Credit Agreement as amended herein.

         SECTION 9. BINDING NATURE. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and permitted assigns.


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         SECTION 10. COSTS AND EXPENSES. The Borrowers agree to pay on demand all reasonable costs and expenses of the Agent and the Collateral Agent in connection with the preparation, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent and the Collateral Agent with respect thereto and with respect to advising the Agent and the Collateral Agent as to its rights and responsibilities hereunder and thereunder.

         SECTION 11. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia.

         SECTION 12. ENTIRE UNDERSTANDING. This Agreement sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

         SECTION 13. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts and may be delivered by telecopier. Each counterpart so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement through their authorized officers as of the date first above written.

                            DYERSBURG CORPORATION


                            By:/s/ William S. Shropshire, Jr.
                               -------------------------------------------------
                               William S. Shropshire, Jr.
                               Executive Vice President and
                               Chief Financial Officer



                            DYERSBURG FABRICS LIMITED
                            PARTNERSHIP, I, A TENNESSEE LIMITED
                            PARTNERSHIP

                            By: Dyersburg Fabrics Inc., its sole general partner

                                By: /s/ William S. Shropshire, Jr.
                                    --------------------------------------------
                                    William S. Shropshire, Jr.
                                    Executive Vice President and
                                    Chief Financial Officer


                            UNITED KNITTING LIMITED
                            PARTNERSHIP, I, A TENNESSEE LIMITED
                            PARTNERSHIP

                            By: United Knitting, Inc., its sole general partner

                                By: /s/ William S. Shropshire, Jr.
                                    --------------------------------------------
                                    William S. Shropshire, Jr.
                                    Secretary and Treasurer



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                                IQUE LIMITED PARTNERSHIP, I, A
                                TENNESSEE LIMITED PARTNERSHIP

                                By: IQUE, Inc., its sole general partner

                                    By: /s/ William S. Shropshire, Jr.
                                        ----------------------------------------
                                        William S. Shropshire, Jr.
                                        Executive Vice President and Chief
                                        Financial Officer

                                ALAMAC KNIT FABRICS, INC.


                                By: /s/ William S. Shropshire, Jr.
                                    --------------------------------------------
                                    William S. Shropshire, Jr.
                                    Vice President and Secretary


                                SUNTRUST BANK, ATLANTA, INDIVIDUALLY
                                AND AS AGENT AND COLLATERAL AGENT


                                By: /s/ Laura Kahn
                                    --------------------------------------------
                                    Name: Laura Kahn
                                    Title: Director, Senior Relationship Manager

                                By: N/A
                                    --------------------------------------------
                                    Name:
                                    Title:



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

                                             FIRST UNION NATIONAL BANK


                                             By: /s/ Roger Pelz
                                                 -------------------------------
                                                 Name: Roger Pelz
                                                 Title: Senior Vice President


                                             WACHOVIA BANK, N.A.


                                             By: /s/ Timothy R. Hileman
                                                 -------------------------------
                                                 Name: Timothy R. Hileman
                                                 Title: Senior Vice President


                                             CENTURA BANK


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                             COOPERATIEVE CENTRALE
                                             RAIFFEISEN-BOERENLEEN BANK B.A.,
                                             "RABOBANK NEDERLAND", NEW YORK
                                             BRANCH


                                             By: /s/ Kevin T. King
                                                 -------------------------------
                                                 Name: Kevin T. King
                                                 Title: Vice President


                                             By: /s/ Ellen M. Tackling
                                                 -------------------------------
                                                 Name: Ellen M. Tackling
                                                 Title: Vice President


                                             NATIONAL CITY BANK OF KENTUCKY

                                             By: /s/ Kevin L. Anderson
                                                 -------------------------------
                                                 Name: Kevin L. Anderson
                                                 Title: Vice President


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                                            NATIONSBANK, N.A.


                                            By: /s/ E. Phifer Helms
                                                --------------------------------
                                                Name: E. Phifer Helms
                                                Title: Senior Vice President


                                            THE FUJI BANK, LIMITED, NEW YORK
                                            BRANCH


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            THE BANK OF TOKYO-MITSUBISHI, LTD.


                                            By: /s/ R. Glass
                                                --------------------------------
                                                Name: R. Glass
                                                Title: Vice President


                                            THE CHASE MANHATTAN BANK


                                            By: /s/ Thomas H. Bell
                                                --------------------------------
                                                Name: Thomas H. Bell
                                                Title: Vice President



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